Exhibit 32.1

SECTION 1350 CERTIFICATION

I, James F. Wirth, Chairman, President and Chief Executive Officer of InnSuites Hospitality Trust (the “Trust”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                                       The Quarterly Report on Form 10-Q of the Trust for the fiscal quarter ended October 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 12, 2003	By:	/s/ James F. Wirth
Title: Chairman, President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.